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CITIZENS & NORTHERN CORPORATION - FORM 10 - Q

EXHIBIT 99.1

                                  CERTIFICATION

                       PURSUANT TO 18 U.S.C. SECTION 1350

                    AS ADOPTED PURSUANT TO SECTION 906 OF THE

                           SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Citizens & Northern Corporation (the Corporation) on Form 10-Q for the six month period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned's best knowledge and belief:

     (a) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

                         CITIZENS & NORTHERN CORPORATION

August 13, 2002           By: Craig G. Litchfield /s/
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Date                          Chairman, President and Chief Executive Officer

August 13, 2002           By: Mark A. Hughes /s/
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Date                          Treasurer and Principal Accounting Officer